LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
1995 ANNUAL REPORT FOR THE YEAR ENDED JULY 31
[The American Funds Group(R)]

[Side Bar] Limited Term Tax-Exempt Bond Fund of America(SM) seeks an opportunity for current income exempt from federal income taxes, and preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years. [End Side Bar]

[Photo Caption] ABOUT OUR COVER: Alsea Bay Bridge in Lincoln County, Oregon [End Photo Caption]

                                 FELLOW SHAREHOLDERS:

  Marked as it was by a turnaround in the bond market, our first full fiscal year proved to be a challenging and rewarding one.

   A year ago, rising interest rates had cast a pall over the nation's credit markets. The economy was operating close to full capacity, the Federal Reserve Board was in the midst of tightening monetary policy and the rate of inflation was widely expected to rise.

   In November, the picture brightened for fixed-income investors as a newly elected Congress pledged to press the fight for deficit reduction. Interest rates turned down, and bond prices, which move inversely to interest rates, rose. A slowdown in consumer spending and reports of a weakening economy eased concerns about inflation and continued to fuel the bond market rally through the first half of the calendar year.

   Over the 12 months ended July 31, the fund paid dividends totaling 69 cents a share, all exempt from regular federal income taxes.* This represented a tax-free income return of...
     4.9% if you took your dividends in cash, or 5.0% if, like most shareholders, you compounded your earnings by reinvesting your dividends in additional fund shares. To match that tax-free income return, an investor in the 39.6% federal tax bracket would have had to earn 8.3% from a taxable investment.

   Meanwhile, the fund's share value began the fiscal year on August 1, 1994 at $14.10 and ended it July 31 at $14.29. This increase, combined with the income return of 5.0%, produced a total return of 6.5% for those who reinvested dividends.

* While the fund invests for income that is exempt from regular federal income taxes, that income may be subject to state or local income taxes and/or federal alternative minimum taxes. Capital gain distributions, if any, are taxable.

   By comparison, the 104 intermediate municipal bond funds tracked by Lipper Analytical Services gained an average of 6.4%, while the unmanaged Lehman Brothers 7-Year Municipal Bond Index rose 8.1%, both with distributions reinvested. The Lehman index's result largely reflects its longer maturity.
The effective maturity of the bonds in the fund's portfolio stood at an average of 5.4 years at the beginning of the fiscal period and 5.1 years at the fiscal close. The longer a bond's maturity, the more its price tends to rise or fall in response to changes in interest rates.

   Over the fund's brief 22-month lifetime, during which bond prices declined dramatically and then recovered much of their lost ground, the fund outpaced the Lipper averages for intermediate-term municipal bond funds, as well as the Lehman Brothers 7-Year Municipal Bond Index:

LIFETIME TOTAL RETURNS (with dividends reinvested)
October 6, 1993 - July 31, 1995

Limited Term Tax-Exempt Bond Fund of America               +8.7%

Lehman Brothers 7-Year Municipal Bond Index (unmanaged)    +7.9%

Lipper Intermediate Municipal Bond Fund Average            +6.0%


   During this period, the fund demonstrated greater price stability than longer term bonds. And it provided higher returns than short-term tax-exempt securities. Tax-free money market funds - which seek to maintain a stable net asset value - returned 4.8% over the fund's lifetime, according to Donoghue's Tax-Free Money Fund Average. Over the past 12 months, their return averaged 3.1%. As you may recall, a goal in launching Limited Term Tax-Exempt Bond Fund of America was to deliver higher and more stable tax-free income than short-term securities and greater price stability than longer term bonds. We believe we have achieved that objective.

   As of July 31, the fund's portfolio consisted of 91 bond issues from 29 states. These securities are helping to provide funding for better schools, hospitals, highways and other municipal services. Over the year-and over its lifetime-the fund avoided areas that led some fixed-income investors into difficulties. It steered entirely clear of highly volatile derivative securities and held no direct or indirect obligations of Orange County, California, which declared bankruptcy last December.

   On July 6, toward the close of our fiscal year, the Federal Reserve lowered its target for the federal funds rate, a key short-term interest rate, by a quarter of one percent. The nation's central bank appeared at that time to take the view that inflationary pressures had subsided and that some easing was warranted to avoid a recession. This was a change in direction for the Fed, which for more than a year had focused on raising rates and warding off inflation.

   Our view for the months ahead is clouded by the fact that it is not yet clear how much economic growth has slowed in response to the Fed's seven increases in short-term interest rates between February 1994 and February 1995. However, we feel that the long-term outlook for inflation, the bond markets and the fund is encouraging.

Cordially,
Paul G. Haaga, Jr. Chairman of the Board

Abner D. Goldstine President
September 12, 1995

CHARTING A $10,000 INVESTMENT IN LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA (for the period October 6, 1993 to July 31, 1995 with dividends reinvested)

[chart]
The fund at net asset value (without any sales charge)-$10,870

Lehman Brothers 7-Year Intermediate Municipal Bond Index-$10,786

The fund at maximum offering price*-$10,355
[end chart]

Past results are not predictive of future results.

*These figures, unlike those in the letter to shareholders, reflect payment of the maximum sales charge of 4.75% on a $10,000 investment. Thus, the net amount invested was $9,525. As outlined in the prospectus, the sales charge is reduced for larger investments.

The Lehman index is unmanaged and has no expenses.


RETURNS AFTER DEDUCTING THE MAXIMUM SALES CHARGE

                     Period ending 6/30/95                       Period ending 7/31/95

                     Total               Average Annual      Total            Average AnnualCompound Return
                     Return              Compound Return     Return

Lifetime (since 10/6/93)   +2.71%              +1.56%              +3.56%           +1.94%

One Year             +1.59%              -                   +1.42%           -


THE FUND'S 30-DAY YIELD AS OF AUGUST 31, 1995, CALCULATED IN ACCORDANCE WITH THE SECURITIES AND EXCHANGE COMMISSION FORMULA, WAS 4.40%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.


                       LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
                          INVESTMENT PORTFOLIO - JULY 31, 1995

PORTFOLIO COMPOSITION
New York            8.5%
Louisiana           7.3%
Texas               7.0%
Maine               6.2%
Massachusetts       6.1%
Minnesota           5.6%
California          5.5%
Pennsylvania        5.1%
Mississippi         4.6%
Ohio                3.8%
Other states       34.4%
Cash equivalents    5.9%

                                                                    Principal              Market

                                                                    Amount                 Value

                                                                    (000)                  (000)

TAX-EXEMPT SECURITIES MATURING IN MORE THAN

 ONE YEAR - 95.28%



ALASKA - 1.60%

 Alaska Student Loan Corporation, Student Loan

  Revenue Bonds, 1988 Series A, AMBAC Insured,

  8.40% 2003                                                        $2,750                 $3,047



ARIZONA - 2.21%

 Arizona Educational Loan Marketing Corp.,

  1992 Educational Loan Revenue Bonds, Series A,

  6.70% 2000                                                        4,000                  4,220



CALIFORNIA - 5.53%

 Health Facilities Financing Authority, Hospital

  Revenue Bonds (Downey Community Hospital),

  Series 1993, 5.00% 2001                                           1,250                  1,230

 Public Works Board, Lease Revenue Bonds

  (Department of Corrections),

  1991 Series A (State Prisons, Imperial

  County), 5.00% 2001                                               2,250                  2,243

 Los Angeles County, Certificate of Participation

  (Marina Del Rey), Series A:

   5.75% 1998                                                       1,000                  1,016

   6.25% 2003                                                       3,100                  3,010

 Pleasanton Joint Powers Financing Authority,

  Reassessment Revenue Bonds, 1993 Series A,

  5.70% 2001                                                        1,985                  1,984

 Sacramento Cogeneration Authority, Cogeneration

  Project Revenue Bonds (Proctor & Gamble

  Project), 1995 Series, 7.00% 2004                                 1,000                  1,063



COLORADO - 3.67%

 Housing and Finance Authority, Single Family

  Program Senior Bonds, 1995 Series C-2,

  5.625% 2009(1997)/1/                                              1,000                  999

 City and County of Denver, Airport System

  Revenue Bonds, Series 1991D:

   6.60% 1996                                                       1,465                  1,509

   6.80% 1997                                                       1,170                  1,226

   7.30% 2000                                                       3,000                  3,269



DISTRICT OF COLUMBIA - 2.31%

 General Obligation Refunding Bonds:

  Series 1994C, 4.90% 1998                                          500                    493

  Series 1994A-3, 4.70% 1999                                        2,000                  1,931

  Series 1994C, FGIC Insured, 5.00% 2001                            1,000                  997

  Series 1994D, FGIC Insured, 5.10% 2002                            1,000                  996



GEORGIA - 1.74%

 Municipal Electric Authority, Power Revenue

  Bonds, Series Q, 8.375% 2016 (crossover

  refunded 1998)                                                    500                    553

 Fulco Hospital Authority, Revenue Anticipation

  Certificates (Saint Joseph's Hospital of

  Atlanta, Inc.), Series 1994:

   4.55% 1999                                                       855                    831

   4.70% 2000                                                       2,000                  1,931



GUAM - 1.05%

Government of Guam, General Obligation Bonds,

1995 Series A, 5.25% 1999                                           2,000                  2,007



ILLINOIS - 3.11%

 Health Facilities Authority, Revenue Bond:

  (Rush Presbyterian-St. Luke's Medical Center

   Obligated Group), Series 1993, MBIA Insured,

   4.70% 2001                                                       1,470                  1,463

  (OSF Healthcare System), Series 1993, 5.25% 2001                  2,025                  2,018

 Toll Highway Authority, Toll Highway Refunding

  Revenue Bonds, 1993 Series A, 4.70% 2001                          2,475                  2,457



INDIANA - 1.43%

 Employment Development Commission, Pollution

  Control Revenue Bonds (Chrysler Corporation

  Project), Series 1985, 5.70% 1999                                 2,700                  2,737



KENTUCKY - 1.04%

 Higher Education Student Loan Corporation,

  Insured Student Loan Revenue Bonds,

  1993 Series B, 5.00% 2002                                         2,000                  1,979



LOUISIANA - 7.33%

 Parish of St. Charles, Adjustable/Fixed Rate

  Pollution Control Revenue Bonds (Louisiana

  Power & Light Company Project), Second Series

  1984, 8.00% 2014 (1999)/1/                                        6,250                  6,893

 Parish of West Feliciana, Pollution Control

  Revenue Bonds (Gulf States Utilities Company

  Project), Series 1985-B, 9.00% 2015 (2000)/1/                     1,500                  1,707

 Offshore Terminal Authority, Deepwater Port

  Refunding Revenue Bonds (Loop Inc. Project):

   First Stage Series 1992B:

    6.00% 2001                                                      1,500                  1,575

    6.20% 2003                                                      1,500                  1,600

   First Stage Series E, 7.45% 2004                                 2,000                  2,222



MAINE - 6.18%

 Educational Loan Marketing Corporation:

  Student Loan Revenue Refunding Bonds:

   Series 1992A-1, 6.20% 2003                                       585                    609

   Series 1992A-4, 6.30% 2004                                       1,010                  1,059

  Senior Student Loan Revenue Bonds, Series

   1994A-4, 5.85% 2002                                              1,000                  1,034

 State Housing Authority, Mortgage Purchase Bonds,

  1994 Series C-1, 5.90% 2015                                       9,000                  9,087



MARYLAND - 1.71%

 Community Development Administration, Department

  of Housing and Community Development, Single

  Family Program Bonds, 1994 Fifth Series,

  5.875% 2017 (2000)/1/                                             1,500                  1,505

 Northeast Maryland Waste Disposal Authority,

  Solid Waste Revenue Bonds (Montgomery County

  Resource Recovery Project), Series 1993A,

  5.90% 2005                                                        1,750                  1,756



MASSACHUSETTS - 6.13%

 Water Resources Authority, General Revenue Bonds,

  1993 Series C, 5.25% 2001                                         3,625                  3,713

 The New England Education Loan Marketing

  Corporation:

   Student Loan Refunding Bonds:

    1992 Senior Issue A, 6.00% 1998                                 2,100                  2,179

    1992 Senior Issue A, 6.50% 2002                                 2,500                  2,675

   Student Loan Revenue Refunding Bonds, 1992

   Senior Issue D, 6.20% 2000                                       3,000                  3,136



MICHIGAN - 2.09%

 Hospital Finance Authority, Hospital Revenue

  Refunding Bonds (Genesys Health System

  Obligated Group), Series 1995A, 7.20% 2003                        2,375                  2,528

 State Housing Development Authority, Rental

  Housing Revenue Bonds, 1994 Series A,

  4.70% 2000                                                        1,500                  1,464



MINNESOTA - 5.59%

 Housing and Redevelopment Authority of the City

  of Saint Paul, Minnesota, Hospital Facility

  Revenue Bonds (HealthEast Project):

   Series 1987 A, 9.75% 2017 (crossover refunded

    1997)                                                           2,500                  2,783

   Series 1987 B, 9.75% 2017 (1997)/1/                              2,255                  2,474

   Series 1987 C, 9.75% 2017 (crossover refunded

    1997)                                                           1,975                  2,167

 City of Minneapolis and Housing and

  Redevelopment Authority of the City of St.

  Paul, Health Care System Revenue Bonds

  (Health Span), Series 1993B, AMBAC Insured,

  4.50% 2001                                                        3,300                  3,250



MISSISSIPPI - 4.59%

 Claiborne County Adjustable/Fixed-Rate Pollution

  Control Revenue Bonds (Middle South Energy,

  Inc. Project), Series C, 9.875% 2014 (1998)/1/                    7,500                  8,754



NEW JERSEY - 0.60%

 Economic Development Authority, Market Transition

  Facility Senior Lien Revenue Bonds, Series

  1994A, MBIA Insured, 7.00% 2003                                   1,000                  1,141



NEW YORK - 8.46%

 Dormitory Authority of the State of New York:

  City University Refunding Bonds, Issue 1993G,

   5.00% 2001                                                       1,000                  986

  Revenue Bonds, City University Issue, Series U,

   6.10% 2001                                                       1,500                  1,590

 Medical Care Facilities Finance

  Agency, Mental Health Services Facilities

  Improvement Revenue Bonds, 1993 Series F

  Refunding, 4.60% 1999                                             1,000                  987

 Metropolitan Transportation Authority, Transit

  Facilities 1987 Service Contract Bonds,

  Series 7, 4.85% 2001                                              500                    493

 Urban Development Corporation:

  Correctional Facilities Revenue Bonds, 1993A

   Refunding Series, 6.30% 2003                                     1,305                  1,369

  State Facilities Revenue Bonds, Series 1991,

   7.30% 2001                                                       1,800                  1,972

 City of New York General Obligation Bonds:

  1994 Series C, 4.70% 1999                                         770                    755

  1994 Series A, 6.00% 2000                                         2,000                  2,059

  1994 Series B, 6.25% 2001                                         1,000                  1,041

  1994 Series A, 6.10% 2002                                         1,800                  1,853

  1994 Series D, 5.70% 2002                                         1,000                  1,007

 City of New York General Obligation Bonds:

  Fiscal 1993 Series A, 6.25% 2003                                  2,000                  2,040



NORTH CAROLINA - 3.11%

 Municipal Power Agency Number 1, Catawba Electric

  Revenue Bonds, Series 1992, 6.00% 2004                            3,000                  3,049

 Eastern Municipal Power Agency, Power System

  Revenue Bonds, Refunding Series 1993 C,

  5.00% 2002                                                        3,000                  2,890



OHIO - 3.78%

 Housing Finance Agency, Single Family Mortgage

  Revenue Bonds, 1992 Series A-2, 5.70% 2013(1999)/1/               2,100                  2,118

 The Student Loan Funding Corporation, Cincinatti:

  Student Loan Refunding Bonds, Series 1986A,

   5.50% 2001                                                       1,000                  1,007

  Student Loan Revenue Refunding Bonds,

   Series 1992A, 5.40% 1999                                         925                    936

  Student Loan Senior Subordinated Revenue Bonds,

   Series 1993A, 5.75% 2003                                         2,000                  2,024

 County of Franklin, Hospital Facilities Revenue

  Refunding and Improvement Bonds (Doctors

  Hospital Project), Series 1993, 5.70% 2004                        1,120                  1,126





Oklahoma - 1.06%

 Housing Finance Agency, Single Family Mortgage

  Revenue Bonds (Homeownership Loan Program),

  1994 Series A-1, 6.25% 2016 (1999)/1/                             2,000                  2,019



Pennsylvania - 5.05%

 Higher Education Assistance Agency, Student Loan

  Adjustable Rate Tender Revenue Refunding Bonds,

  1985 Series A, FGIC Insured, 6.80% 2000                           8,000                  8,527

 City of Philadelphia, Water and Wastewater

  Revenue Bonds, Series 1995, MBIA Insured,

  6.75% 2004                                                        1,000                  1,119



SOUTH CAROLINA - 0.74%

 Public Service Authority, Revenue Bonds, 1996

  Refunding Series A, MBIA Insured, 6.25% 2005                      1,350                  1,412



SOUTH DAKOTA - 1.35%

 Student Loan Finance Corporation, Student Loan

  Revenue Bonds, Series 1994-A, 5.95% 2001/2/                       2,500                  2,583



TEXAS - 6.98%

 General Obligation Bonds, Veterans' Housing

  Assistance Program, Fund I Series 1994C

  Refunding Bonds, 6.25% 2015 (1998)/1/                             3,000                  3,046

 City of Austin, Combined Utility Systems

  Revenue Refunding Bonds, Series 1992A,

  7.00% 2002                                                        1,000                  1,083

 Brazos Higher Education Authority, Inc.,

  Student Loan Revenue Refunding Bonds:

   Series 1992C-1, 6.00% 1999                                       1,500                  1,559

   Series 1993C-1, 5.50% 2002                                       1,000                  1,014

   Series 1994A-2, 5.85% 2001                                       1,000                  1,034

 Central Texas Higher Education Authority, Inc.,

  Student Loan Revenue Refunding Bonds,

  Senior Series 1993C, 4.75% 2001                                   1,500                  1,462

 Cities of Dallas and Fort Worth, Dallas-Fort

  Worth International Airport, Dallas-Fort

  Worth Regional Airport Joint Revenue

  Refunding Bonds Series 1992B, 6.00% 2002                          1,000                  1,061

 City of Houston General Obligation Bonds,

  6.00% 2000                                                        2,000                  2,082

 Panhandle-Plains Higher Education Authority,

  Inc., Student Loan Revenue Refunding Bonds,

  Series 1993D, 5.55% 2005                                          1,000                  985



UTAH - 0.56%

 Intermountain Power Agency, Power Supply Revenue

  Refunding Bonds, 1996 Series B, MBIA Insured,

  6.50% 2004                                                        1,000                  1,074



VERMONT - 0.66%

 Housing Finance Agency, Single Family Housing

  Bonds, Series 4, 5.75% 2012 (1996)/1/                             1,250                  1,253



VIRGINIA - 0.93%

 Housing Development Authority, Commonwealth

  Mortgage Bonds, Subseries A-1, 6.60% 2004                         1,200                  1,275

 County of Prince William, Lease Participation

  Certificates, Series 1995, MBIA Insured,

  4.90% 2002                                                        500                    500



WASHINGTON - 3.49%

 Washington Public Power Supply System:

  Nuclear Project No. 1 Refunding Revenue Bonds,

   Series 1993A, 6.30% 2001                                         1,000                  1,063

  Nuclear Project No. 2 Refunding Revenue Bonds:

   Series 1993A, 5.10% 2000                                         1,750                  1,766

   Series 1990C, 7.30% 2000                                         1,500                  1,649

  Nuclear Project No. 3 Refunding Revenue Bonds,

   Series 1989B, 7.10% 2000                                         2,000                  2,182



WISCONSIN - 1.20%

 Housing and Economic Development Authority,

  Housing Revenue Bonds, 1995 Series A,

  5.15% 2002                                                        1,250                  1,242

 Health and Educational Facilities Authority,

  Revenue Bonds, (Luther Hospital Project),

  Series 1992, 6.00% 2003                                           1,000                  1,045

                                                                                           ---------

                                                                                           $181,857

                                                                                           ---------



TAX-EXEMPT SECURITIES MATURING IN

 ONE YEAR OR LESS - 5.90%



 State of California, 1994 Revenue Anticipation

  Warrants, Series C, FGIC Insured, 5.75% 4/25/96                   1,600                  1,624

 State of Georgia, General Obligation Bonds,

  Series 1993F, 6.50% 12/1/95                                       2,000                  2,020

 Sabine River Authority of Texas, Collateralized

  Pollution Control Revenue Refunding Bonds (Texas

  Utilities Electric Company Project), Daily

  Adjustable Rate, Series 1995B, 4.25% 8/1/95/3/                    100                    100

 Sublette County, Wyoming, Daily Adjustable Rate

  Pollution Control Revenue Bonds (Exxon

  Project), Series 1984, 3.85% 8/1/95/3/                            200                    200

 Southwestern Illinois Development Authority,

  Solid Waste Disposal Revenue Bonds (Shell Oil

  Company Wood River Project), Daily Adjustable

  Rate, Series 1991, 4.00% 8/1/95/3/                                200                    200

 State of Michigan, Full Faith and Credit General

  Obligation Notes, 5.00 9/29/95                                    3,700                  3,707

 State of Texas, Tax and Revenue Anticipation

  Notes, Series 1994, 5.00% 8/31/95                                 2,400                  2,403

 State of Texas, Tax and Revenue Anticipation

  Notes, Series 1995, 5.00% 8/31/95                                 1,000                  1,001

                                                                                           ---------

                                                                                           11,255

                                                                                           ---------

TOTAL TAX-EXEMPT SECURITIES (cost: $193,176,000)                                           $193,112

Excess of payables over cash, prepaids and

 receivables                                                                               (2,256)

                                                                                           ---------

NET ASSETS                                                                                 $190,856

                                                                                           =========


/1/These investments are valued in the market in the basis of their effective maturity - that is, the dates at which the securities are expected to be called or refunded by the issuers. The effective maturity dates are shown in parentheses.
/2/Represent a when-issued security
/3/These are valued in the basis of their effective maturity-that is, the dated at which the investor can put the securities to the issuers for redemption.
See Notes to Financial Statements


LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES

at July 31, 1995                                             (dollars in thousands)

ASSETS:

 Tax-exempt securities

  (cost: $193,176)                                                                     $193,112

 Cash                                                                                  269

 Prepaid organization expense                                                          9

 Receivables for-

  Sale of investments                                        11,784

  Sales of fund's shares                                     216

  Accrued interest                                           2,866                     14,866

                                                             ---------                 ---------

                                                                                       208,256

LIABILITIES:

 Payables for-

  Purchases of investments                                   16,219

  Repurchases of fund's shares                               805

  Dividends payable                                          248

  Management services                                        65

  Accrued expenses                                           63                        17,400

                                                             ---------                 ---------

NET ASSETS AT JULY 31, 1995-

 Equivalent to $14.29 per share on 13,359,030

 shares of beneficial interest issued and

 outstanding;

 unlimited shares authorized                                                           $190,856

                                                                                       =========



STATEMENT OF OPERATIONS

for the year ended July 31, 1995

(dollars in thousands)

INVESTMENT INCOME:

 Income:

  Interest on tax-exempt securities                                                    $10,355

                                                                                       ---------

 Expenses:

  Management services fee                                    $757

  Distribution expenses                                      560

  Transfer agent fee                                         77

  Reports to shareholders                                    62

  Registration statement and prospectus                      112

  Postage, stationery and supplies                           20

  Trustees' fees                                             22

  Auditing and legal fees                                    30

  Custodian fee                                              9

  Taxes other than federal income tax                        5

  Organization expense                                       28

  Other expenses                                             8

                                                             ---------

   Total expenses before reimbursement                       1,690

  Reimbursement of expenses                                  488                       1,202

                                                             ---------                 ---------

  Net investment income                                                                9,153

                                                                                       ---------

REALIZED LOSS AND UNREALIZED

 DEPRECIATION ON INVESTMENTS:

 Net realized loss                                                                     (1,626)

 Net unrealized depreciation:

  Beginning of year                                          (4,011)

  End of year                                                (64)

                                                             ---------

  Net change in unrealized depreciation                                                3,947

                                                                                       ---------

  Net realized loss and change in

   unrealized depreciation on investments                                              2,321

                                                                                       ---------

NET INCREASE IN NET ASSETS RESULTING

 FROM OPERATIONS                                                                       $11,474

                                                                                       =========

                                                             (dollars in thousands)

STATEMENT OF CHANGES IN NET ASSETS                                                     Period

                                                                                       October 6,

                                                             Year ended                6, 1993/1/

                                                             July 31,                  to January

                                                             1995                      31, 1995

OPERATIONS:

 Net investment income                                       $9,153                    $5,285

 Net realized loss on investments                            (1,626)                   (2,384)

 Net change in unrealized depreciation

  on investments                                             3,947                     (4,011)

                                                             ---------                 ---------

  Net increase (decrease) in net assets

   resulting from operations                                 11,474                    (1,110)

                                                             ---------                 ---------

DIVIDENDS PAID FROM NET

 INVESTMENT INCOME                                           (9,177)                   (5,261)

                                                             ---------                 ---------

CAPITAL SHARE TRANSACTIONS:

 Proceeds from shares sold:

  8,657,597 and 20,341,276 shares, respectively              120,121                   294,347

Proceeds from shares issued in

 reinvestment of net investment

 income dividends:

 449,087 and 256,486 shares, respectively                    6,265                     3,644

Cost of shares repurchased:

 9,148,603 and 7,203,811 shares, respectively                (126,763)                 (102,784)

                                                             ---------                 ---------

 Net (decrease) increase in net assets

  resulting from capital share

  transactions                                               (377)                     195,207

                                                             ---------                 ---------

TOTAL INCREASE IN NET ASSETS                                 1,920                     188,836

NET ASSETS:

 Beginning of year                                           188,936                   100

                                                             ---------                 ---------

 End of year                                                 $190,856                  $188,936

                                                             =========                 =========


/1/Commencement of operations
See Notes to Financial Statements


Notes to Financial Statements

1. Limited Term Tax-Exempt Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    Tax-exempt securities with original or remaining maturities in excess of 60 days are valued at prices obtained from a national municipal bond pricing service. The pricing service takes into account various factors such as quality, yield and maturity of tax-exempt securities comparable to those held by the fund, as well as actual bid and asked prices on a particular day. Other securities with original or remaining maturities in excess of 60 days, including securities for which pricing service values are not available, are valued at the mean of their quoted bid and asked prices. However, in circumstances where the investment advisor deems it appropriate to do so, securities will be valued at the mean of their representative quoted bid and asked prices, or, if such prices are not available at the mean of such prices for securities of comparable maturity, quality and type. All securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

    As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Dividends are declared on a daily basis after determination of the fund's net investment income and paid to shareholders on a monthly basis.

    Prepaid organizational expenses include registration fees which are charged to income over 12 months, the estimated period of benefit. Other organizational expenses are amortized over a period not exceeding five years from commencement of operations. In the event that Capital Research and Management Company (CRMC), the funds investment adviser, redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of such redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the fund liquidates prior to the end of the five-year period, CRMC shall bear any unamortized deferred organization expenses.

    Pursuant to the custodian agreement, the fund may receive credit against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended July 31, 1995, no credit was used to offset the custodian fee.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of July 31, 1995, net unrealized depreciation on investments for book and federal income tax purposes aggregated $64,000, of which $1,805,000 related to appreciated securities and $1,869,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1995. The fund has available at July 31, 1995 a net capital loss carryforward totaling $276,000 which may be used to offset capital gains realized during subsequent years through 2002 and thereby relieve the fund and its shareholders of nay federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carry forward. The cost of portfolio securities for book and federal income tax purposes was $193,176,000 at July 31, 1995.

3. The fee of $757,000 for management services was paid pursuant to an agreement with CRMC, with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income. The Investment Advisory and Service Agreement provides for fee reductions to the extent that annual operating expenses exceed 0.75% of the average net assets of the fund, during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of 12 consecutive months, provided no advances are outstanding, or October 1, 2003. For the current period, CRMC has also voluntarily agreed to waive its fees to the extent necessary to ensure that the fund's expenses do not exceed 0.71% of the average net assets. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. There can be no assurance that this voluntary fee waiver will continue in the future. Fee reductions amounted to $488,000 for the year ended July 31, 1995.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1995, distribution expenses under the Plan were $560,000. As of July 31, 1995, accrued and unpaid distribution expenses were $47,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $77,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $197,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Trustees of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1995, aggregate amounts deferred were $13,000.

 CRMC is owned by the Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of July 31, 1995, accumulated undistributed net realized loss on investments was $4,010,000 and paid-in capital was $181,570,000.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $82,413,000 and $82,036,000 respectively, during the year ended July 31, 1995.


PER-SHARE DATA AND RATIOS

                                                                                                Period

                                                                       Year                     October

                                                                       ended                    6, 1993/1/

                                                                       July 31,                 to July

                                                                       1995                     31, 1994

Net Asset Value, Beginning

 of Year                                                               $14.10                   $14.29

                                                                       -------                  -------

INCOME FROM INVESTMENT

 OPERATIONS:

 Net investment income                                                 .68                      .49

 Net realized and

  unrealized gain

  on investments                                                       .19                      (.19)

                                                                       -------                  -------

  Total income from

   investment operations                                               .87                      .30

                                                                       -------                  -------

LESS DISTRIBUTIONS:

 Dividends from net investment income                                  (.68)                    (.49)

                                                                       -------                  -------

Net Asset Value, End of Year                                           $14.29                   $14.10

                                                                       =======                  =======



Total Return/2/                                                           6.45%                   2.11%/3/





RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in millions)                                $191                     $189

Ratio of expenses to average net assets                                  .64%/4/                  .51%/3/ /4/

Ratio of net income to average net assets                               4.88%                    3.67%/3/

Portfolio turnover rate                                                45.82%                   42.21%/3/


/1/Commencement of operations.
/2/This was calculated without deducting a sales charge. The maximum sales charge is 4.75%
 of the fund's offering price.
/3/Based on operations for the period shown and, accordingly, not representative of a full year's operations.
/4/Had CRMC not waived fees, the fund's ratio of expenses to average net assets would have been
 0.73% and 0.90% for the period October 6, 1993 to July 31, 1994, and the year ended July 31,
 1995, respectively.


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Limited Term Tax-Exempt Bond Fund of America:

 In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Limited Term Tax-Exempt Bond Fund of America (the "Fund") at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the per-share data and ratios for the period indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Los Angeles, California
August 31, 1995

Tax Information (Unaudited)
   All of the distributions paid by the fund from investment income earned in the period ended July 31, 1995 were exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code.
   This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the year-end information you receive from the fund's transfer agent.


LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

BOARD OF TRUSTEES

H. FREDERICK CHRISTIE
Palos Verdes Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group; former President, Southern California Edison Company

DIANE C. CREEL
Long Beach, California
Chairwoman, Chief Executive Officer and President, The Earth Technology Corporation

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board, Senior Resource Group, Inc. (senior living centers management)

LEONARD R. FULLER
Los Angeles, California
President, Fuller & Company, Inc.
(financial management consulting firm)

ABNER D. GOLDSTINE
Los Angeles, California
President of the Fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the Fund
Senior Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III
Pasadena, California
Private investor

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President and Chief Executive Officer,
Aecom Technology Corporation
(architectural engineering)

PETER C. VALLI
Long Beach, California
Chairman of the Board and Chief Executive Officer, BW/IP International, Inc. (industrial manufacturing)

OTHER OFFICERS

NEIL L. LANGBERG
Los Angeles, California
Senior Vice President of the Fund
Vice President-Investment Management Group,
Capital Research and Management Company

MARY C. CREMIN
Los Angeles, California
Vice President and Treasurer of the Fund
Senior Vice President-Fund Business Management Group,
Capital Research and Management Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the Fund
Senior Vice President-Fund Business Management Group,
Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the Fund
Vice President-Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the Fund
Compliance Associate-Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR.
Los Angeles, California
Assistant Treasurer of the Fund
Vice President-Fund Business Management Group,
Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443
135 South State College Boulevard
Brea, California 92621-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 2205
Brea, California 92622-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Morrison & Foerster
345 California Street
San Francisco, California 94104-2675

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR SECURITIES DEALER OR FINANCIAL PLANNER, OR CALL THE FUND'S TRANSFER AGENT, TOLL-FREE, AT 800/421-0180.

This report is for the information of shareholders of Limited Term Tax-Exempt Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 1995, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA  W/GRS/2713
Lit. No. LTEX-011-0995